United States Securities and Exchange Commission
                              Washington, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 26, 2007

               (Date of earliest event reported: January 22, 2007)

                          BESTNET COMMUNICATIONS CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                  001-15482                      86-1006416
 ---------------------------      ----------                  -----------------
(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)          File Number)                Identification No.)

                      2850 Thornhills Ave., S.E., Suite 104
                             Grand Rapids, Michigan                49546
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

                                 (616) 977-9933
                          -----------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     On January 22, 2006, BestNet Communications Corp. filed a Certificate of Amendment to its Articles of Incorporation. Specifically, the Company changed its name to Oncologix Tech Inc. In addition, our authorized capital stock of the corporation was increased to 200,000,000 shares from 100,000,000 shares. The Company also increased the authorized shares in its 2000 Stock Incentive Plan from 5,000,000 to 7,500,000.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Exhibit             Title

99                  Amendment to Articles of Incorporation.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation

                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer


Date: January 26, 2007